                                                                 EXHIBIT 10.16.1


                    SEVENTH RENEWAL AND EXTENSION AGREEMENT
                    ---------------------------------------



THE STATE OF TEXAS      )
                        )
                        )
COUNTY OF MONTGOMERY    )


     This SEVENTH RENEWAL AND EXTENSION AGREEMENT (the "Seventh Renewal") is executed this 7th day of February, 1996 (the "Execution Date"), but effective as of December 1, 1995, by and between PLAZA CONSTRUCTION, INC. ("Maker"), a Texas corporation, and WEINGARTEN REALTY INVESTORS ("Payee"), a Texas real estate investment trust.


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Payee is the present legal owner and holder of that certain Promissory Note (the "Original Note") dated November 29, 1982, in the original principal sum of Twelve Million and No/100 Dollars ($12,000,000.00) executed by River Pointe Venture I ("River Pointe"), a Texas joint venture, payable to the order of Weingarten Realty, Inc. ("WRI"), a Texas corporation, payable as therein provided, which Note is secured by (i) a Deed of Trust and Security Agreement (the "Original Deed of Trust") dated November 29, 1982, executed by River Pointe to Melvin A. Dow, Trustee, filed under Clerk's File No. 8254156 and under Film Code Reference No. 171-01-0638 in the Real Property Records of Montgomery County, Texas, covering and affecting certain property situated in Montgomery County, Texas, more particularly described therein (the "Property"), and (ii) any and all other liens, security instruments, and documents executed by River Pointe and/or Maker, securing or governing the payment of the Original
Note including, but not limited to, that certain Loan Agreement ("Original Loan Agreement") dated November 29, 1982 executed by WRI and River Pointe; and


     WHEREAS, by that certain River Pointe Venture I Assignment of Interest and Dissolution, dated October 16, 1987, filed on October 19, 1987, under Clerk's File No. 8747284, in the Real Property Records of Montgomery County, Texas, River Pointe was dissolved and Maker assumed all of the debts and obligations of River Pointe, and obtained ownership of all of the assets of River Pointe, including, but not limited to, the Property; and


     WHEREAS, WRI assigned and conveyed all of its property, both real and personal, to Payee, as evidenced by that certain Master Deed and General Conveyance, by and between WRI and Payee, a counterpart of which was filed under Clerk's File No. 8815730 and under Film Code Reference No. 520-01-0704, in the Real Property Records of Montgomery County, Texas; and


     WHEREAS, by instrument entitled Renewal and Extension Agreement (the "First Renewal") entered into as of November 1, 1989, executed by Maker and Payee, the Original Note, Original Deed of Trust, Original Loan Agreement, and all other documents evidencing, governing, or securing the payment of the Note were renewed and extended; and

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     WHEREAS, by instrument entitled Second Renewal and Extension Agreement (the
"Second Renewal") dated March 12, 1991, but effective as of December 1, 1990, filed on March 21, 1991, under Clerk's File No. 9111519 and under Film Code Reference No. ###-##-#### in the Official Public Records of Real Property of Montgomery County, Texas, Maker and Payee further modified and extended the Original Note, Original Deed of Trust, Original Loan Agreement, and all other documents evidencing, governing or securing payment of the Original Note; and


     WHEREAS, by instrument entitled Third Renewal and Extension Agreement (the "Third Renewal") dated February 28, 1992, but effective as of December 1, 1991, filed on May 14, 1992, under Clerk's File No. 9222962, and under Film Code Reference No. ###-##-#### in the Official Public Records of Real Property of Montgomery County, Texas, Maker and Payee further modified and extended the Original Note, Original Deed of Trust, Original Loan Agreement, and all other documents evidencing, governing or securing payment of the Original Note; and


     WHEREAS, by instrument entitled Fourth Renewal and Extension Agreement (the "Fourth Renewal") dated February 19, 1993, but effective as of December 1, 1992, Maker and Payee further modified and extended the Original Note, Original Deed of Trust, Original Loan Agreement, and all other documents evidencing, governing or securing payment of the Original Note; and


     WHEREAS, by instrument entitled Fifth Renewal and Extension Agreement (the "Fifth Renewal") dated March 9, 1994, but effective as of December 1, 1993, filed on March 18, 1994 under Clerk's File No. 9415326 and under Film Code Reference No. ###-##-#### in the Official Public Records of Real Property of Montgomery County, Texas, Maker and Payee further modified and extended the Original Note, Original Deed of Trust, Original Loan Agreement, and all other documents evidencing, governing, or securing payment of the Original Note; and


     WHEREAS, by instrument entitled Sixth Renewal and Extension Agreement (the "Sixth Renewal") dated February 22, 1995, but effective as of December 1, 1994, filed on March 1, 1995 under Clerk's File No. 09511049 and under Film Code Reference No. 046-00-0785 in the Official Public Records of Real Property of Montgomery County, Texas, Maker and Payee further modified and extended the Original Note, Original Deed of Trust, Original Loan Agreement, and all other documents evidencing, governing, or securing payment of the Original Note. The Original Note, the Original Deed of Trust, and Original Loan Agreement, together with any and all other liens, security interests, and documents evidencing, securing or governing payment of the Original Note, as modified by the First Renewal, Second Renewal, Third Renewal, Fourth Renewal, Fifth Renewal, and Sixth Renewal are herein referred to as the "Note" and "Security Instruments," respectively; and


     WHEREAS, Maker and Payee now propose to modify the Note in certain respects and to continue the lien and priority of the Security Instruments as security for the payment of the Note, as set forth more particularly herein.

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     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Maker and Payee hereby agree as follows:


     1. The Maker reaffirms its promise to pay to the order of the Payee, at 2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008, the principal balance due and owing on the Note, with accrued interest thereon, as provided in the Note, except that the maturity date of the Note is hereby amended and extended until December 1, 1996, at which time the unpaid principal balance of the Note, together with all accrued but unpaid interest, shall be due and payable.


     All liens securing the Note, including, but not limited to, the lien created by the Original Deed of Trust, are hereby renewed, extended and carried forward to secure payment of the Note, as hereby amended, and the Original Deed of Trust is hereby amended to reflect that the maturity date of the Note is December 1, 1996. All other Security Instruments including, but not limited to, the Original Loan Agreement, are likewise hereby modified and amended to reflect the renewal and extension of the maturity date of the Note to December 1, 1996.


     2. Maker hereby represents and warrants to Payee that (a) Maker is the sole legal and beneficial owner of the Property; (b) Maker has the full power and authority to make the agreements contained in this Seventh Renewal without joinder and consent of any other party; and (c) the execution, delivery and performance of this Seventh Renewal will not contravene or constitute an event which itself or which with the passing of time or giving of notice or both would constitute a default under any trust deed, deed of trust, loan agreement, indenture or other agreement to which Maker is a party or by which Maker or any of its property is bound. Maker hereby agrees to indemnify and hold harmless Payee against any loss, claim, damage, liability or expense (including, without limitation, attorneys' fees) incurred as a result of any representation or warranty made by Maker in this Section 2 proving to be untrue in any material respect.


     3. To the extent that the Note is inconsistent with the terms of this Seventh Renewal, the Note is hereby modified and amended. Except as modified, renewed and extended by this Seventh Renewal, the Note and the Security Instruments remain unchanged and continue unabated and in full force and effect as the valid and binding obligation of the Maker.


     4. In conjunction with the extension, renewal and modification of the Note and the Security Instruments, Maker hereby extends and renews the liens, security interests, and assignments created and granted in the Security Instruments until the indebtedness secured thereby, as so extended, renewed and modified, has been fully paid, and agrees that such extension, renewal and modification shall in no manner affect or impair the Note, the liens or security interests securing same, and that said liens, security interests, and assignments shall not in any manner be waived. The purpose of this Seventh Renewal is simply to extend the time of payment of the loan evidenced by the Note and any indebtedness secured by the Security Instruments, as modified by this Seventh Renewal, and to carry forward all liens and security interests securing the same, which are acknowledged by Maker to be valid and subsisting.

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     5.  Maker covenants and warrants that the Payee is not in default under the
Note or Security Instruments, each as modified by this Seventh Renewal (collectively referred to as the "Loan Instruments") that there are no defenses, counterclaims or offsets to such Loan Instruments; and that all of the provisions of the Loan Instruments, as amended hereby, are in full force and effect.


     6. Maker agrees to pay all costs incurred in connection with the execution and consummation of this Seventh Renewal, including but not limited to, all recording costs, the premium for an endorsement to the Mortgagee Policy of Title Insurance insuring the validity and priority of the Original Deed of Trust in form satisfactory to Payee, and the reasonable fees and expenses of Payee's counsel.


     7. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition, or provision herein contained.


     8. Payee is an unincorporated trust organized under the Texas Real Estate Investment Trust Act. Neither the shareholders of Payee, nor its Trust Managers, officers, employees, or other agents shall be personally, corporately, or individually liable, in any manner whatsoever, for any debt, act, omission, or obligation of Payee, and all persons having claims of any kind whatsoever against Payee shall look solely to the property of Payee for the enforcement of their rights (whether monetary or nonmonetary) against Payee.


     EXECUTED this day and year first above written, but effective for all purposes as of December 1, 1995.


                 [END OF PAGE 4 - SIGNATURES ON FOLLOWING PAGE]

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                                                PLAZA CONSTRUCTION, INC.,
                                                a Texas corporation



                                                By: [SIGNATURE APPEARS HERE]
                                                    ____________________________
                                                    Stanford Alexander
                                                    President

                                                                         "Maker"


                                                WEINGARTEN REALTY INVESTORS, a
                                                Texas real estate investment
                                                 trust


                                                    [SIGNATURE APPEARS HERE]
                                                By: ____________________________
                                                    Bill Robertson, Jr.
                                                    Executive Vice President

                                                                         "Payee"


THE STATE OF TEXAS      )
                        )
                        )
COUNTY OF HARRIS        )


     This instrument was acknowledged before me on this 8th day of February, 1996, by Stanford Alexander, President of PLAZA CONSTRUCTION, INC., a Texas corporation, on behalf of said corporation.


                                                    [SIGNATURE APPEARS HERE]
[SEAL APPEARS HERE]                                 ____________________________
                                                    Notary Public, State of
                                                     Texas



THE STATE OF TEXAS      )
                        )
                        )
COUNTY OF HARRIS        )


     This instrument was acknowledged before me on this 8th day of February, 1996 by Bill Robertson, Jr., Executive Vice President of WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust, on behalf of said real estate investment trust.


                                                    [SIGNATURE APPEARS HERE]
[SEAL APPEARS HERE]                                 ____________________________
                                                    Notary Public, State of
                                                     Texas
Record and return to:
Janet J. Brown
Weingarten Realty Management Company
P. O. Box 924133
Houston, Texas  77292-4133

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